Exhibit 10.8

2004 STOCK INCENTIVE PLAN
OF
DESERT CAPITAL REIT, INC.

1.  Purpose.

The purpose of this Plan is to benefit the Company’s stockholders by encouraging high levels of performance by individuals who are key to the success of the Company and to enable the Company to attract, motivate and retain talented and experienced individuals essential to its continued success. This is to be accomplished by providing such individuals an opportunity to obtain or increase their proprietary interest in the Company’s performance and by providing such individuals with additional incentives to remain with the Company.

2.  Definitions.

The following terms, as used herein, shall have the meaning specified:

(a)  “Affiliate” means any corporation or other entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or by another Affiliate of the Company within the meaning of Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended.

(b)  “Award” means an award granted pursuant to Section 6.

(c)  “Board” means the Board of Directors of the Company, as it may be comprised from time to time.

(d)  “Change in Control” means the occurrence of any of the following:

(1)  at any time during any 12-month period, the Board of Directors of the Company in office at the beginning of such period shall have ceased to constitute a majority of the Board without the approval of the nomination of such directors by a majority of the Board consisting of directors who were serving at the beginning of such period;

(2)  any person (as defined in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries or any trustee, fiduciary or other person holding securities under any employee share ownership plan or any other employee benefit plan of the Company or any of its subsidiaries), together with its affiliates and associates (as such terms are defined in Rule 12b-2 under the Exchange Act) shall have become the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) of securities representing 25% or more of the combined voting power of the Voting Shares;

(3)  the Company shall have filed a schedule, report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing that a change in control of the Company has occurred;

(4)  a merger or consolidation of the Company shall have been consummated, other than (x) a merger or consolidation that would result in the Voting Shares outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the surviving entity or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the Voting Shares;

(5)  any person, other than a subsidiary of the Company, shall have acquired more than 50% of the combined assets of the Company and its subsidiaries; or

(6)  the stockholders of the Company shall have approved the complete liquidation or dissolution of the Company.

(e)  “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(f)  “Committee” means a committee appointed pursuant to Section 3(a) or, if no such Committee is appointed, the Board.

(g)  “Common Stock” means the common stock of the Company, par value $0.01 per share.

(h)  “Company” means Desert Capital REIT, Inc.

(i)  “Director” means any person who shall from time to time serve as a member of the Board of Directors of the Company or any Affiliate.

(j)  “Dividend Equivalent Right” means an Award granted pursuant to Section 6(c).

(k)  “Effective Date” means the date this Plan was originally adopted by the Board, unless otherwise specified by the Board.

(l)  “Election Date” means the date an Independent Director is first elected to the Board.

(m)  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(n)  “Fair Market Value” means the closing price of the relevant security as reported on the composite tape of New York Stock Exchange issues (or such other reporting system as shall be selected by the Committee) on the relevant date, or if no sale of the security is reported for such date, the next following day for which there is a reported sale. The Committee shall determine the Fair Market Value of any security that is not publicly traded, using such criteria as it shall determine, in its sole discretion, to be appropriate for such valuation; provided, however, that the Fair Market Value of the Common Stock for a period of six months from the Effective Date shall not be less than $10.00 per share.

(o)  “Independent Director” means any Director who is (i) (A) a “non-employee director” within the meaning of Rule 16b3(b)(3)(i) of the Exchange Act, and (B) an “outside director” within the meaning of Code Section 162(m) and the regulations promulgated thereunder, and (ii) who is not an employee of the Company or any Affiliate; provided, that a Director who is (x) a Director or (y) a consultant, or both, but is not an employee, also may be an Independent Director.

(p)  “Insider” means any person who is subject to Section 16.

(q)  “ISO” means an incentive stock option within the meaning of Code Section 422.

(r)  “Maryland Act” means the Maryland General Corporation Law, as amended from time to time.

(s)  “NQO” means a stock option that is not within the meaning of Code Section 422.

(t)  “Option” means any option granted pursuant to Section 6(a)(1).

(u)  “Outstanding Shares” means, with respect to any date, the total of the number of Shares outstanding, plus (ii) the number of Shares reserved for issuance upon conversion of securities convertible into or exchangeable for Shares, plus (iii) the number of Shares, if any, held as “treasury stock” by the Company, each as on such date.

(v)  “Participant” means any person who has been granted an Award pursuant to this Plan.

(w)  “Restricted Shares” means the Shares issued as a result of a Restricted Share Award.

(x)  “Restricted Share Award” means a grant of the right to purchase Shares pursuant to Section 6(b). Such Shares, when and if issued, shall be subject to such transfer restrictions and risk of forfeiture as the Committee shall determine at the time the Award is granted, until such specific conditions are met. Such conditions may be based on continuing employment or achievement of pre-established performance objectives, or both.

(y)  “Rights” means an Award granted pursuant to Section 6.

(z)  “Section 16” means Section 16 of the Exchange Act or any successor regulation and the rules promulgated thereunder by the Securities and Exchange Commission, as they may be amended from time to time.

(aa)  “Securities Act” means the Securities Act of 1933, as amended from time to time.

(bb)  “Shares” means the shares of Common Stock.

3.  Administration and Interpretation.

(a)  Administration. This Plan shall be administered by a Committee, which shall consist of three or more Independent Directors. The Board may from time to time remove and appoint members of the Committee in substitution for, or in addition to, members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may prescribe, amend and rescind rules and regulations for administration of this Plan and shall have full power and authority to construe and interpret this Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members present at a meeting or the acts of a majority of the members evidenced in writing shall be the acts of the Committee. The Committee may correct any defect or any omission or reconcile any inconsistency in this Plan or in any Award or grant made hereunder in the manner and to the extent it shall deem desirable.

The Committee shall have the full and exclusive right to grant all Awards under this Plan, which may be Options, Restricted Share Awards and Dividend Equivalent Rights. In granting Awards, the Committee shall take into consideration the contribution the individual has made or may make to the success of the Company or its Affiliates and such other factors as the Committee shall determine. The Committee shall periodically determine the Participants in this Plan and the nature, amount, pricing, time and other terms of Awards to be made to such individuals, subject to the other terms and provisions of this Plan. The Committee shall also have the authority to consult with and receive recommendations from officers of and other individuals associated with the Company and its Affiliates with regard to these matters. In no event shall any individual, his or her legal representative, heirs, legatees, distributees or successors have any right to participate in this Plan except to such extent, if any, as the Committee shall determine.

The Committee may from time to time in granting Awards under this Plan prescribe such other terms and conditions concerning such Awards as it deems appropriate, including, without limitation, the achievement of specific goals established by the Committee, provided that such terms and conditions are not more favorable to any individual than those expressly set forth in this Plan.

The Committee may delegate to the officers of or individuals associated with the Company the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority with respect to substantive decisions or functions regarding this Plan or Awards hereunder as these relate to Insiders, including, without limitation, decisions regarding the timing, eligibility, pricing, amount or other material term of such Awards.

(b)  Interpretation. The Committee shall have the power to interpret and administer this Plan. All questions of interpretation with respect to this Plan, the number of Shares or other securities granted hereunder, and the terms of any Award shall be determined by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award and this Plan, the terms of this Plan shall govern. It is the intent of the Company that this Plan and Awards hereunder satisfy and be interpreted in a manner that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3 of the Exchange Act, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 and will not be subjected to liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(b), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Insiders.

(c)  Limitation on Liability. Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law. The members of the Committee shall be named as insureds under any directors and officers (or similar) liability insurance coverage which the Company may have in effect from time to time.

4.  Eligibility.

(a)  Eligible Persons. The class of persons who are potential recipients of Awards granted under this Plan consist of the (i) Independent Directors, (ii) Directors, (iii) officers of the Company or any Affiliate and (iv) an individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital-raising transaction or as a market maker or promoter of the Company’s securities) to the Company and who is selected to participate in this Plan by the Committee; provided, however, that a person who is otherwise an eligible Participant under clause (iv) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act, the offering of Shares issuable under this Plan by the Company or the Company’s compliance with any other applicable laws. The Independent Directors, Directors, officers and consultants to whom Awards are granted under this Plan, and the number of Shares subject to each such Award, shall be determined by the Committee in its sole discretion, subject, however, to the terms and conditions of this Plan.

(b)  Ownership Limit. Notwithstanding anything else contained herein or in any Award hereunder to the contrary, no Person may receive Shares upon the grant, exercise or payment of an Award to the extent that it will cause such Person to Beneficially Own or Constructively Own Capital Stock in excess of the Aggregate Stock Ownership Limit. If a Person would be entitled to receive or acquire Shares but for the limitation of the preceding sentence, the Company shall have the right to deliver to the person, in lieu of Shares, a check or cash in the amount equal to the Fair Market Value of the Shares otherwise deliverable, subject to any applicable tax withholding or other authorized deductions. For purposes of this limitation, the terms “Person,” “Beneficially Own,” “Constructively Own,” “Capital Stock,” and “Aggregate Stock Ownership Limit” are used as defined in the Company’s Articles of Incorporation.

5.  Shares Subject to Grants Under this Plan.

(a)  Limitation on Number of Shares. The Shares subject to grants of Awards shall be authorized but unissued Shares, Shares purchased in the open market or privately and such Shares, if any, held as “treasury stock” by the Company. Subject to adjustment as hereinafter provided, the aggregate number of Shares with respect to which Awards may be granted under this Plan shall not exceed the greater of 1,000,000 or 4.9% of the then outstanding shares of Common Stock; provided, however, that the maximum number of Shares issuable pursuant to ISOs granted under the Plan shall be 1,000,000.

(b)  Shares No Longer Subject to Awards. Shares ceasing to be subject to an Award because of the exercise of an Option or Right or the vesting of an Award shall no longer be subject to any further grant under this Plan. However, if any outstanding Option or Right, in whole or in part, expires or terminates unexercised or is canceled or if any Award, in whole or in part, expires or is terminated or forfeited, for any reason prior to the expiration of ten (10) years from the Effective Date, the Shares allocable to the unexercised, terminated, canceled or forfeited portion of such Award may again be made the subject of grants under this Plan; provided, however, that, with respect to any Option or Rights granted to any Participant who is a “covered person” as defined in Code Section 162(m) and the regulations promulgated thereunder that is canceled, the number of Shares subject to such Option and/or Rights shall continue to count against the maximum number of Shares which may be the subject of Options and for Rights granted to such Participant.

For the purposes of computing the total number of Shares granted under this Plan, the following rules shall apply to Awards payable in Shares:

(1)  each Option shall be deemed to be the equivalent of the maximum number of Shares that may be issued upon exercise of the particular Option; and

(2)  where the number of Shares available under the Award is variable on the date it is granted, the number of Shares shall be deemed to be the maximum number of Shares that could be received under that particular Award.

(c)  Adjustments of Aggregate Number of Shares. The aggregate number of Shares stated in Section 5(a) shall be subject to appropriate adjustment, from time to time, in accordance with the provisions of Section 7 hereof.

6.  Awards.

(a)  Options and Rights.

(1)  Grants of Options. Options granted under this Plan may be either ISOs or NQOs. At the time an Option is granted, the Committee may, in its discretion, designate whether an Option shall be an ISO. No Option which is intended to qualify as an ISO shall be granted under this Plan to any individual who, at the time of such grant, is not an officer of the Company or an Affiliate.

Notwithstanding any other provision of this Plan to the contrary, to the extent that the aggregate Fair Market Value (determined at the date an Option is granted) of the Shares with respect to which an Option intended to be an ISO (and any other ISO granted to the holder under this Plan or any other plans of the Company or an Affiliate) first becomes exercisable during any calendar year exceeds $100,000, the portion of such Option which would exceed the $100,000 limitation shall be treated as an NQO. Options with respect to which no designation is made by the Committee shall be deemed to be ISOs to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking Options into account in the order in which they are granted.

No ISO shall be granted to any person who, at the time of the grant, owns Shares possessing more than 10% of the total combined voting power of the Company or any Affiliate, unless (i) on the date such ISO is granted, the Option price is at least 110% of the Fair Market Value per Share subject to the ISO and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date such ISO is granted.

The purchase price per Share pursuant to the exercise of any Option shall be fixed by the Committee at the time of grant; provided, however, that the purchase price per Share (regardless of whether such Option is an ISO or an NQO) shall not be less than the Fair Market Value of a Share on the date on which the Option is granted. In addition, the Committee shall designate the number of Shares, the terms and conditions (which may include, without limitation, the achievement of specific goals), with respect to Options granted under this Plan. Options may be granted by the Committee to any eligible person at any time and from time to time.

As a condition to the grant of an Option, the Participant shall enter into an Option Agreement with the Company upon such terms as the Committee may, in its discretion, require.

(2)  Payment of Option Exercise Price. Upon exercise of an Option, the full Option exercise price for the Shares with respect to which the Option is being exercised shall be payable to the Company, by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such Award;
•	cash, check payable to the order of the Company, or electronic funds transfer;
•	notice and third party payment in such manner as may be authorized by the Committee;
•	the delivery of previously owned shares of Common Stock;
•	by a reduction in the number of Shares otherwise deliverable pursuant to the Award;
•
by delivery of one or more promissory notes from the Participant, provided that any such note shall be subject to terms and conditions established by the Committee and the requirements of applicable law; or

•
subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In no event shall any Shares newly-issued by the Company be issued for less than the minimum lawful consideration for such Shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Award by delivering shares of Common Stock previously owned by such Participant and unless otherwise expressly provided by the Committee, any Shares delivered which were initially acquired by the Participant from the Company (upon exercise of an Option or otherwise) must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any Shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 11 hereof and any other conditions to exercise or purchase have been satisfied. Unless otherwise expressly provided in the applicable Award agreement, the Committee may at any time eliminate or limit a Participant’s ability to pay the purchase or exercise price of any Award or Shares by any method other than cash payment to the Company. In addition to the foregoing methods of payment, the full Option purchase price for Shares with respect to which the Option is being exercised may be payable to the Company by such other methods as the Committee may permit from time to time.

(3)  Term. The term of each Option and Right shall be determined by the Committee at the date of grant; provided, however, that each Option that is an ISO shall, notwithstanding anything in this Plan to the contrary, expire not more than ten years from the date the Option is granted (or five years from the date of grant to the extent required under Section 6(a)(1)) or, if earlier, the date specified in the certificate evidencing the grant of such Option. An Option that is an NQO shall expire not more than ten years from the date the Option is granted, or if earlier, the date specified in the Option Agreement.

(4)  Termination of Employment or Relationship. In the event that a Participant’s employment or relationship with the Company and its Affiliates shall terminate, for reasons other than (i) retirement pursuant to a retirement plan or policy of the Company or one of its Affiliates (“retirement”), (ii) permanent disability as determined by the Committee based on the opinion of a physician selected or approved by the Committee (“permanent disability”) or (iii) death, the Participant’s Options and Rights shall be exercisable by him or her, subject to subsection (3) above, only within 90 business days after such termination, but only to the extent the Option or Right was exercisable immediately prior to such termination.

If a Participant shall retire, become permanently disabled or die while entitled to exercise an Option or Rights, the Participant or, if applicable, the Participant’s estate, personal representative or beneficiary, as the case may be, shall have the right, subject to the provisions of subsection (3) above, to exercise the Option or Rights at any time within one year from the date of the Participant’s retirement, permanent disability or death.

Whether any termination is due to retirement or permanent disability, and whether an authorized leave of absence on military or government service or for other reasons shall constitute a termination for the purpose of this Plan, shall be determined by the Committee.

If the employment, consulting arrangement or service of any Participant with the Company or an Affiliate shall be terminated because of the Participant’s violation of the duties of such employment, consulting arrangement or service with the Company or an Affiliate as he or she may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), all unexercised Options and Rights of such Participant shall terminate immediately upon such termination of such Participant’s employment, consulting arrangement or service with the Company and all Affiliates, and a Participant whose employment, consulting arrangement or service with the Company and Affiliates is so terminated, shall have no right after such termination to exercise any unexercised Option or Rights he or she might have exercised prior to termination of his or her employment, consulting arrangement or service with the Company and Affiliates.

(5)  Options Granted by Other Corporations. Options may be granted under this Plan from time to time in substitution for stock options held by employees and directors of corporations who become key employees or Directors or directors of the Company or of any Affiliate as a result of any “corporate transaction” as defined in the Treasury Regulations promulgated under Code Section 424.

(b)  Restricted Share Awards.

(1)  Awards of Restricted Shares. Restricted Share Awards may be awarded by the Committee to any individual eligible to receive the same, at any time and from time to time before the expiration of ten years from the Effective Date. In addition, and without limiting the generality of the foregoing, the Committee may grant to any individual who is entitled to receive a bonus, a Restricted Share Award with respect to Shares having a Fair Market Value on the date of the grant of such Restricted Share Award equal to a specified percentage determined by the Committee of the amount of such individual’s bonus, provided that such individual has made an irrevocable election, at least six months prior to the date of the grant of such Restricted Share Award, to receive such Restricted Share Award in lieu of such bonus.

(2)  Purchase Price under Restricted Share Awards. The purchase price of Restricted Shares to be purchased pursuant to a Restricted Share Award shall be fixed by the Committee at the time of the grant of the Restricted Share Award; provided, however, that such purchase price shall not be less than the par value per share of the Shares subject to the Restricted Share Award. The Committee shall specify, within its discretion, the time and manner in which payment of such purchase price shall be paid.

(3)  Description of Restricted Shares. All Restricted Shares purchased by an eligible person shall be subject to the following conditions:

(A)  Restricted Shares shall be subject to such restrictions, terms and conditions as the Committee may establish, which may include, without limitation, “lapse” and “non-lapse” restrictions (as such terms are defined in regulations promulgated under Code Section 83) and the achievement of specific goals;

(B)  the Restricted Shares may not be sold, exchanged, pledged, transferred, assigned or otherwise encumbered or disposed of until the terms and conditions set by the Committee at the time of the grant of the Restricted Share Award have been satisfied;

(C)  each certificate representing Restricted Shares issued pursuant to this Plan shall bear a legend making appropriate reference to the following:

“The Shares represented by this certificate have been issued pursuant to the terms of the 2004 Stock Incentive Plan of Desert Capital REIT, Inc. and may not be sold, pledged, transferred, assigned or otherwise encumbered in any manner except as is set forth in the terms of such award dated    .”
; and

(D)  except as permitted by the Committee, no Restricted Shares granted pursuant to this Plan shall be subject to vesting requirements over a period of less than three years.

If a certificate representing Restricted Shares is issued to an individual (whether or not escrowed as provided below), the individual shall be the record owner of such Shares and shall have all the rights of a stockholder with respect to such Shares (unless the Restricted Share Award specifically provides otherwise), including the right to vote and the right to receive dividends made or paid with respect to such Shares.

In order to enforce the restrictions, terms and conditions that may be applicable to a Participant’s Restricted Shares, the Committee may require the Participant, upon the receipt of a certificate or certificates representing such Shares, or at any time thereafter, to deposit such certificate or certificates, together with stock powers and other instruments of transfer, appropriately endorsed in blank, with the Company or an escrow agent designated by the Company under an escrow agreement, which may be a part of a Restricted Share Award, in such form as shall be determined by the Committee.

After the satisfaction of the terms and conditions set by the Committee with respect to Restricted Shares issued to an individual, and provided the Restricted Shares are not subject to a non-lapse restriction, a new certificate, without the legend set forth above, for the number of Shares that are no longer subject to such restrictions, terms and conditions shall be delivered to the individual. If such terms and conditions are satisfied as to a portion, but fewer than all, of such Shares, the remaining Shares issued with respect to such Award shall either be reacquired by the Company or, if appropriate under the terms of the award applicable to such Shares, shall continue to be subject to the restrictions, terms and conditions set by the Committee at the time of Award.

(4)  Termination of Employment or Relationship. If the employment or relationship with the Company and its Affiliates of a holder of a Restricted Share Award is terminated for any reason before satisfaction of the terms and conditions for the vesting (within the meaning of Code Section 83) of all Shares subject to the Restricted Share Award, the number of Restricted Shares not theretofore vested shall be reacquired by the Company and forfeited, and the purchase price paid for such forfeited Shares by the holder shall be returned to the holder. If Restricted Shares issued shall be reacquired by the Company and forfeited as provided above, the individual, or in the event of his or her death, his or her personal representative, shall forthwith deliver to the Secretary of the Company the certificates representing such Shares, accompanied by such instrument of transfer, if any, as may reasonably be required by the Company.

(c)  Dividends and Dividend Equivalents.

(1)  General. The Committee shall have the authority to grant Dividend Equivalent Rights to Participants upon such terms and conditions as it shall establish, subject in all events to the following limitations and provisions of general application set forth in this Plan. Each Dividend Equivalent Right shall entitle a holder to receive, for a period of time to be determined by the Committee, a payment equal to the quarterly dividend declared and paid by the Company on one Share. If the right relates to a specific Option, the period shall not extend beyond the earliest of the date the Option is exercised, or the expiration date set forth in the Option.

(2)  Rights and Options. Each right may relate to a specific Option granted under this Plan and may be granted to the Participant either concurrently with the grant of such Option or at such later time as determined by the Committee, or each right may be granted independent of any Option.

(3)  Payments. The Committee shall determine at the time of grant whether payment pursuant to a right shall be immediate or deferred and if immediate, the Company shall make payments pursuant to each right concurrently with the payment of the quarterly dividend to holders of Common Shares. If deferred, the payments shall not be made until a date or the occurrence of an event specified by the Committee and then shall be made within 30 days after the occurrence of the specified date or event, unless the right is forfeited under the terms of the Plan or applicable Award Agreement.

(4)  Termination of Employment. In the event of Employment Termination, any Dividend Equivalent Right held by such Participant on the date of Employment Termination shall be forfeited, unless otherwise expressly provided in the Award Agreement.

(d)  Consideration for Awards. Subject to the requirements of the Maryland Act, the Company shall obtain such consideration for the grant of an Award under this Section 6 as the Committee in its discretion may determine.

7.  Adjustment Provisions.

If, prior to the complete exercise of any Option, or prior to the expiration or lapse of all of the restrictions and conditions imposed pursuant to a Restricted Share Award, there shall be declared and paid a dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified or in any way substituted for, then (i) in the case of an Option, the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he or she would have been entitled had he or she actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder; (ii) in the case of Restricted Shares issued pursuant to a Restricted Share Award, the holder of such Award shall receive, subject to the same restrictions and other conditions of such Award as determined pursuant to the provisions of Section 6(b), the same securities or other property as are received by the holders of Shares pursuant to such dividend, split-up, conversion, exchange, reclassification or substitution; and (iii) in the case of a Dividend Equivalent Right, the holder of such Dividend Equivalent Right shall receive, the same securities or other property as are received by the holders of Shares pursuant to such dividend, and in the case of a split-up, conversion, exchange, reclassification or substitution, the Dividend Equivalent Right shall be adjusted, as the Committee determines consistent with the terms of such split-up, conversion, exchange, reclassification or substitution. Any fractional Shares or securities payable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such Shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Awards remain to be issued, or with respect to which Awards may be reissued, shall be adjusted in a similar manner.

Notwithstanding any other provision of this Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Awards as it shall deem appropriate to prevent dilution or enlargement of rights.

8.  Acceleration.

Notwithstanding any other provision of this Plan to the contrary, all or any part of any remaining unexercised Options granted to any person may be exercised in the following circumstances (but in no event during the six month period commencing on the date granted) and all or any part of any other Award not theretofore vested shall vest: (i) with respect to Options only, immediately upon (but prior to the expiration of the term of the Option) retirement, (ii) subject to the provisions of Section 6, upon the permanent disability or death of the holder, or (iii) upon a Change in Control.

9.  Change in Control.

Should a Change in Control occur, then at the discretion of the Committee, all or any part of any remaining unexercised Options granted to any person hereunder may be repurchased. The repurchase price shall be an amount equal to the excess of (i) the Fair Market Value of the Share(s) subject to the Option(s) over (ii) the purchase price per Share, as set forth in the Option Agreement. The repurchase of such Options is specifically approved by the Board and, if necessary to exempt such surrender from Section 16(b) of the Exchange Act, the Board shall take any additional action necessary for such approval to comply with the requirements of Rule 16b-3(e) promulgated under the Exchange Act.

10.  Participant’s Agreement.

If, at the time of the exercise of any Option or the granting or vesting of an Award, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, that the individual exercising the Option or receiving the Award shall agree to hold any Shares issued to the individual for investment and without any present intention to resell or distribute the same and that the individual will dispose of such Shares only in compliance with such laws and regulations, the individual will, upon the request of the Company, execute and deliver to the Company a further agreement to such effect.

11.  Withholding Taxes.

No Award may be exercised and no distribution of Shares or cash pursuant to an Award may be made under this Plan until appropriate arrangements have been made by the holder with the Company for the payment of any amounts that the Company may be required to withhold with respect thereto, which arrangements may include the tender of previously owned Shares or the withholding of Shares issuable pursuant to such Award.

12.  Termination of Authority to Make Grant.

No Awards will be granted pursuant to this Plan after the expiration of ten years from the Effective Date.

13.  Amendment and Termination.

The Board may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan or, with the consent of an affected holder, any outstanding Awards hereunder, provided, however, that no such action of the Board may, without the approval of the shareholders of the Company, alter the provisions of this Plan or outstanding Awards so as to (i) increase the maximum number of Shares which may be subject to Awards under this Plan (except as provided in Section 5(b)); or (ii) change the class of persons eligible to receive Awards; or (iii) amend this Plan in any manner that would require stockholder approval under Rule 16b-3 of the Exchange Act or under Code Section 162(m); or (iv) reduce the purchase price on an outstanding Option.

14.  Preemption by Applicable Laws and Regulations.

Notwithstanding anything in this Plan to the contrary, if, at any time specified herein for the making of any determination or payment, or the issuance or other distribution of Shares, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the Participant (or the Participant’s beneficiary), as the case may be, to take any action in connection with any such determination, payment, issuance or distribution, the issuance or distribution of such Shares or the making of such determination or payment, as the case may be, shall be deferred until such action shall have been taken.

15.  Miscellaneous.

(a)  No Employment Contract. Nothing contained in this Plan shall be construed as conferring upon any Participant the right to continue in the employ, or as a Director or officer of or consultant to, of the Company or any Affiliate.

(b)  Employment or Service with Affiliates. Employment by, or service for, the Company for the purpose of this Plan shall be deemed to include employment by, or service for, any Affiliate.

(c)  No Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to Shares covered by the Participant’s Award until the date of the issuance of such Shares to the Participant pursuant thereto. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

(d)  Transfer Restrictions.

(1)  Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 15(d), by applicable law and by the Award agreement, as the same may be amended, (A) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (B) Awards shall be exercised only by the Participant; and (C) amounts payable or Shares issuable pursuant to any Award shall be delivered only to (or for the account of) the Participant.

(2)  Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 15(d) shall not apply to:

(A)	transfers to the Company,

(B)
the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(C)	transfers by gift to “immediate family” as that term is defined in Rule 16a-1(e) promulgated under the Exchange Act or trusts for the benefit thereof,

(D)	if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(E)
the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

Notwithstanding the foregoing or anything in Section 15(d), ISOs and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code to the extent necessary to maintain the intended tax consequences of such awards. Notwithstanding clause (C) above but subject to compliance with all applicable laws, any contemplated transfer by gift to “immediate family” as referenced in clause (C) above is subject to the condition precedent that the transfer be approved by the Committee in order for it to be effective.

(e)  Governing Law; Construction. All rights and obligations under this Plan shall be governed by, and this Plan shall be construed in accordance with, the laws of the State of Maryland, without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of this Plan.